Exhibit 10.8

Execution Version

AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT AND LIMITED CONSENT

This AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT AND LIMITED CONSENT (this “Agreement”) is made as of this 8th day of August, 2018, by and among MOHAWK GROUP, INC., a Delaware corporation (“Mohawk Parent”) and each of its direct and indirect subsidiaries set forth on the signature pages hereto (each being referred to herein individually as an “Borrower”, and collectively as “Borrowers”), MIDCAP FUNDING X TRUST, as successor to MidCap Financial Trust (as Agent for Lenders, in such capacity and together with its permitted successors and assigns, “Agent”), MIDCAP FUNDING V TRUST and MIDCAP FUNDING X TRUST, each individually as a Lender, and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders and Borrowers are parties to that certain Credit and Security Agreement, dated as of October 16, 2017 (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Waiver, dated as of April 5, 2018, and as further amended, modified, supplemented and restated from time to time prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers and certain of their Affiliates in the amounts and manner set forth in the Credit Agreement.

B. Borrowers have requested, and Agent and Lenders constituting not less than Required Lenders have agreed, to (i) consent to the formation of Mohawk Research & Development Ltd, a company incorporated under the Laws of the State of Israel (“New Israeli Subsidiary”) and the designation of New Israeli Subsidiary as a Restricted Foreign Subsidiary under the Financing Documents and (ii) amend certain provisions of the Existing Credit Agreement, to, among other things, (w) increase the amount of Debt in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards that the Borrowers are permitted to maintain, (x) permit the Borrowers to maintain certain Inventory outside of the United States, (y) modify certain Eligible Inventory criteria and (z) add a minimum balance fee, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Limited Consent. At the request of and as an accommodation to the Borrowers, subject to the terms and conditions set forth herein, including, without limitation, the terms set forth in Section 5, Agent and Lenders constituting not less than Required Lenders consent to formation of New Israeli Subsidiary and the designation of New Israeli Subsidiary as a Restricted Foreign Subsidiary under the Financing Documents. The consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (2) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (3) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (4) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit or (5) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3. Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Existing Credit Agreement is hereby amended as follows:

(a) Clause (h) of the definition of “Permitted Debt” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting “$250,000” where it appears therein and replacing it with “$300,000”.

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

““Minimum Balance” means, at any time, an amount equal to $3,000,000.”

““Minimum Balance Fee” means a fee equal to (a) the positive difference, if any, remaining after subtracting (i) the average end-of-day principal balance of Revolving Loans outstanding during the immediately preceding month (without giving effect to the clearance day calculations referenced in Section 2.2(a)) from (ii) the Minimum Balance multiplied by (b) the highest interest rate applicable to the Revolving Loans during such month (or, during the continuance of an Event of Default, the default rate of interest set forth in Section 10.5(a)).”

““Second Amendment” means that certain Amendment No. 2 to Credit and Security Agreement and Limited Consent, dated as of August 8, 2018, by and among Borrowers, Agent and Lenders party thereto.”

“Second Amendment Effective Date” means the first date that all of the conditions in Section 5 of the Second Amendment are satisfied.”

(c) Section 1.1 of the Existing Credit Agreement is hereby amended by amending clause (b) of the definition of “Borrowing Base” to add the following proviso immediately prior to the word “plus” contained therein:

“provided that the Borrowing Base will be automatically adjusted down, if necessary, such that the aggregate availability of Eligible Inventory from products for which Borrowers have a greater than three (3) month supply on hand but less than five (5) month supply on hand shall never exceed an amount equal to $5,000,000 of the Borrowing Base;”

(d) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (p) of the definition of “Eligible Inventory” in its entirety as follows:

“(p) such Inventory consists of products for which Borrowers have a greater than five (5) month supply on hand;”

(e) Section 2.2(c) of the Existing Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(c) Minimum Balance Fee. On the first day of each month, commencing on the first month following Second Amendment Effective Date, the Borrowers agree to pay to Agent, for the ratable benefit of all Lenders, the sum of the Minimum Balance Fees due for the prior month. The Minimum Balance Fee shall be deemed fully earned when due and payable and, once paid, shall be non-refundable.”

(f) Clause (c) of Section 4.11 is hereby amended by revising the proviso at the end of the subclause (i) thereof as follows:

“provided, however, that in the case of a Restricted Foreign Subsidiary, Borrowers shall not be required to pledge more than 65% of the Equity Interests of any such first tier Restricted Foreign Subsidiary”

(g) The first sentence of Section 9.2(g)(iv) of the Existing Credit Agreement is hereby amended and restated to read as follows:

“(iv) Except for Collateral with an aggregate value of $25,000 or less or Collateral stored at the Amazon Locations, no Inventory or other tangible Collateral shall at any time be in the possession or control of any warehouse, consignee, bailee or any of Borrowers’ agents or processors without prior written notice to Agent and the receipt by Agent, if Agent has so requested, of warehouse receipts, consignment agreements or bailee lien waivers (as applicable) satisfactory to Agent prior to the commencement of such possession or control; provided that the Borrowers shall not be required to deliver such warehouse receipts, consignment agreements or bailee lien waivers with respect to Collateral maintained at locations outside of the United States until thirty (30) days after the Second Amendment Effective Date and provided, further that Borrowers shall not maintain Inventory or other tangible Collateral with a value in excess of $1,000,000 at Edison Road, Hams Hill Distribution Park, Coleshill, Birmingham, B46 1DA, United Kingdom.

(h) Schedule 9.1 is hereby amended by inserting the phase “first tier” before the phase “Restricted Foreign Subsidiary” contained therein.

(i) Exhibit C (Borrowing Base Certificate) to the Credit Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

4. Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of such earlier date. Each Borrower confirms and agrees that all security interest and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a) Each Borrower shall have delivered to Agent this Agreement, executed by an authorized officer of such Borrower;

(b) all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c) prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents;

(d) Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.

6. Costs and Expenses. Borrowers shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

7. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any or all of the Borrowers, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9. Confidentiality. No Borrower will disclose the contents of this Agreement, the Credit Agreement or any of the other Financing Documents to any third party (other than to such Borrower’s current and prospective direct and indirect financing sources, acquirors and holders of Debt of Credit Parties and the Credit Parties’ direct and indirect equityholders, and its and their respective attorneys, advisors, directors, managers and officers on a need-to-know basis or as otherwise may be required by law or in connection with the resolution of a dispute brought hereunder involving a Credit Party and any of Agent, any Lender, any Participant) without Agent’s prior written consent. Each Borrower agrees to inform all such persons who receive information concerning this Agreement, the Credit Agreement and the other Financing Documents that such information is confidential and may not be disclosed to any other person except as may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower, any Lender or the Agent.

10. Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

11. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b) GOVERNING LAW. THIS AGREEMENT AND EACH OTHER FINANCING DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.9 (Waiver of

Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(f) Entire Agreement. The Credit Agreement, as amended hereby, and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING V TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

BORROWERS:
MOHAWK GROUP, INC.

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

XTAVA LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

SUNLABZ LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

RIF6 LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

VREMI LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yuniv Sarig
Title: CEO

HOMELABS LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

VIDAZEN LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

URBAN SOURCE LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

ZEPHYRBEAUTY LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

DISCOCART LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

VUETI LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

PUNCHED LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

SWEETHOMEDEALZ LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

KITCHENVOX LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

EXORIDER LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

KINETIC WAVE LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

3GIRLSFROMNY LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

CHICALLEY LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

BOXWHALE, LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

EXHIBIT A

Borrowing Base Certificate

Attached.

MidCap Funding X Trust

Borrowing Base Report

BBR Date:

Name:	Mohawk Group Inc.

	Amazon	Non-Amazon	Total
1. Accounts Receivable
1-30 Past Date of Invoice
31-60 Past Date of Invoice
61-90 Past Date of Invoice
> 90 Past Date of Invoice
2. Total A/R
Less: Ineligible A/R
A/R > 30 Days Past Date of Invoice
Cross Age @ 50%
Foreign A/R (Excluding Canada)
Amazon Vendor Central
Bullboat UK Ltd
Government Payor
Private Payor
Concentration Limit @ 20% (Excluding Amazon)
Contras
Credit Balances >30 Days Past Date of Invoice
3. Total Ineligible A/R
4. Net Eligible A/R
Reserves
Product Return Reserve
5. Net Eligible A/R

Computation of Availability
6. Total Eligible Accounts:			$—
7a. (Less): Cash Posted Since Last Aging			$—
7b. Add: A/R since last aging			$—
7c. Plus/(Minus): Adjustments			$—

8. Net Eligible Accounts			$—
Gross Advance Rate			85.0%
Less: Dilution Reserve
9. Advance Rate			85.0%

10. Net A/R Availability			$—
11. Net Inventory Availability

12. Net Availability

Computation of Loan
13. Facility Limit			$15,000,000.00
14. Available to Borrow (not to exceed limit)
15. Loan Balance on Prior Borrowing Base Certificate
16. (Less): Cash Collections since last Borrowing Base Certificate
17. Increase/(Decrease): Adjustments

18. Loan Advances

19. Ending Loan Balance
20. Letter of Credit Outstandings			$—

21. Overall Reserve			$—

22. Remaining Availability (Lines 15-20-21-22)

Pursuant to, and in accordance with, the terms and provisions of the Financing Documents (“Documents”), between Midcap Funding X Trust (“Secured Party”) and Mohawk Group Inc. (“Borrower”), Borrower is executing and delivering to Secured Party this Borrowing Base Report accompanied by supporting data (collectively referred to as “Report”). Borrower warrants and represents to Secured Party that this Report is true, correct, and based on information contained in Borrower’s own financial accounting records.

Borrower, by the execution of this Report:

(a) Hereby ratifies, confirms, and affirms all of the terms, and further certifies that the Borrower is in compliance with the Loan Documents as of :        (b) Hereby certifies that the Borrower has paid all State and Federal payroll witholding taxes immediately due and payable through             .Capitalized Terms used herein and not otherwise defined shall have the meaning ascribed to them in the Credit and Security Agreement between Secured Party and Borrower dated October 16, 2017.

(Responsible Officer’s Signature)

Name:
Title:

Cover	Confidential	Page 1

Mohawk Group Inc.

A/R Availability

As of

	Amazon	Non-Amazon	Total
Accounts Receivable
1-30 Past Date of Invoice
31-60 Past Date of Invoice
61-90 Past Date of Invoice
> 90 Past Date of Invoice
Total A/R
Less: Ineligible A/R
A/R > 30 Days Past Date of Invoice
Cross Age @ 50%
Foreign A/R (Excluding Canada)
Amazon Vendor Central
Bullboat UK Ltd
Government Payor
Private Payor
Concentration Limit @ 20% (Excluding Amazon)
Contras
Credit Balances >30 Days Past Date of Invoice
Total Ineligible A/R
Net Eligible A/R
Reserves
Product Return Percentage
Historical Dilution Percentage

Mohawk Group Inc.

Inventory Availability

As of

	Landed	In-Transit	Total
Gross Inventory at Cost
Less: Ineligibles & Reserves
Slow moving (aged over 365 days)
> 5 Month Supply on Hand 3—5 Month Supply on Hand > Cap
Damaged, Defective or Expired
Discontinued
Consignment
Uninsured
Foreign (Excluding Canada)
No Access Agreement (Excluding Amazon)
Licensed from 3rd Party
Freight & Duty Reserve
Total Ineligible Inventory
Total Eligible Inventory

Inventory @ NOLV
Total Eligible Inventory	—	—
NOLV	65.5%	65.5%
Net Eligible Inventory	—	—	—
Advance Rate	85.0%	65.0%
Availability Before Cap	—	—	—

Inventory @ Cost
Total Eligible Inventory	—	—	—
Advance Rate	65.0%	65.0%
Availability Before Cap	—	—	—

Inventory Availability
Lesser of Availability at Cost or NOLV	—	—	—
Cap
Net Inventory Availability	—	—	—

90 - 150 Day Inventory Eligibility Calculation

	Landed	Total
3 - 5 Month Supply on Hand Cap
3 - 5 Month Supply on Hand > Cap